EXHIBIT 10.10

                          PARTNER PROGRAM WITH DIALOGIC

                                            Certificate of Membership


                                            Golden Access Group, Inc.


                                    This is to certify that you are a member
                                      of the Dialogic Co-Marketing Program,
                                              at the Partner level.
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